Exhibit 10.13
Base Contract for Sale and Purchase of Natural Gas
This Base Contract is entered into as of the following date: September 1, 2004. The parties to this Base Contract are the following:

SEMPRA ENERGY TRADING CORP.		and	ULTRA RESOURCES, INC.
58 Commerce Road, Stamford, CT 06902			363 N. Sam Houston Pkwy., E., Suite 1200, Houston, TX 77060
Duns Number: 60-9746565			Duns Number: 07-110-9974
Contract Number:			Contract Number:
U.S. Federal Tax ID Number: 13-3653551			U.S. Federal Tax ID Number: 83-0320643

Notices:			Notices, Confirmations, Invoices and Payments:
58 Commerce Road, Stamford, CT 06902			363 N. Sam Houston Pkwy., E., Suite 1200, Houston, TX 77060
Attn: Legal Dept.			Attn: Natural Gas Marketing
Phone: 203 355-5000	Fax: 203 355-5410		Phone: 281.876.0120 x.307	Fax: 281.876.2831

Confirmations:
58 Commerce Road, Stamford, CT 06902
Attn: Operations
Phone: 203 355-5626	Fax: 203 355-6631

Invoices and Payments:
58 Commerce Road, Stamford, CT 06902
Attn: Operations

Phone: 203 355-5626	Fax: 203 355-6604

Wire Transfer or ACH Numbers (If applicable):			Wire Transfer or ACH Numbers (if applicable):
BANK: JP Morgan Chase Bank, NY, NY, USA			BANK: Bank One N.A.
ABA: 021000021 (Swift Code: CHASUS33) (Chips #: 0002)			ABA: 102001017
ACCT: 323308090			ACCT: 192 648 101
Other Details: for the acct of Sempra Energy Trading Corp.			Other Details: For the Account of Ultra Resources, Inc.
This Base Contract incorporates by reference for all purposes the General Terms and Conditions for Sale and Purchase of Natural Gas published by the North American Energy Standards Board. The parties hereby agree to the following provisions offered in said General Terms and Conditions. In the event the parties fail to check a box, the specified default provision shall apply. Select only one box from each section:

Section 1.2 Transaction Procedure	☑ ☐	Oral (default) Written	Section 7.2 Payment Date	☑ ☐	25th Day of Month following Month of delivery (default) _____ Day of Month following Month of delivery

Section 2.5 Confirm Deadline	☑ ☐	2 Business Days after receipt (default) _____ Business Days after receipt	Section 7.2 Method of Payment	☑ ☐ ☐	Wire transfer (default) Automated Clearinghouse Credit (ACH) Check

Section 2.6 Confirming Party	☐ ☐ ☑	Seller (default) Buyer Sempra Energy Trading Corp	Section 7.7 Netting	☑ ☐	Netting applies (default) Netting does not apply

Section 3.2 Performance Obligation	☑ ☐	Cover Standard (default) Spot Price Standard	Section 10.3.1 Early Termination Damages	☑ ☐	Early Termination Damages Apply (default) Early Termination Damages Do Not Apply

Note: The following Spot Price Publication applies to both of the immediately preceding.			Section 10.3.2 Other Agreement Setoffs	☑ ☐	Other Agreement Setoffs Apply (default) Other Agreement Setoffs Do Not Apply

Section 2.26 Spot Price Publication	☑	Gas Daily Midpoint (default)	Section 14.5 Choice Of Law		New York

Section 6 Taxes	☑ ☐	Buyer Pays At and After Delivery Point (default) Seller Pays Before and At Delivery Point	Section 14.10 Confidentiality	☑ ☐	Confidentiality applies (default) Confidentiality does not apply

☑ Special Provisions Number of sheets attached: 3
☐ Addendum(s):

IN WITNESS WHEREOF, the parties hereto have executed this Base Contract in duplicate.

SEMPRA ENERGY TRADING CORP. Party Name			ULTRA RESOURCES, INC. Party Name

By	/s/ Mara Kent		By	/s/ Stuart Nance
	Name:	Mara Kent		Name:	Stuart Nance
	Title:	Vice President		Title:	Director

Copyright © 2002 North American Energy Standards Board, Inc. All Rights Reserved	NAESB Standard 6.3.1 April 19, 2002